Exhibit 99.1

Exhibit 99.1

Rewards Network Inc. Investor Overview

August 2004

Statements in this presentation that are not strictly historical are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company’s actual results in the future to differ materially from expected results. These risks are qualified in their entirety by cautionary language and risk factors set forth in the Company’s filings with the Securities and Exchange Commission.

Agenda

Who we are

What we stand for: purpose & mission

What we do

Our core assets

Growth metrics and financials

Accomplishments & goals

Investment merits

Who We Are—Key Facts

Largest registered credit card platform representing major card issuers

Multi-currency loyalty and rewards program

3.5 million active member base

10,500 restaurants in 55 metro US markets and selected vacation destinations

Over 10,000 hotels in all major US markets

Affiliated with all major airlines, other loyalty programs and over 120 corporations

National sales force marketing to the restaurant and hotel industries

Our Purpose and Mission

Purpose

To bring together members and merchants in a meaningfully valuable transaction for all involved

Mission

To be recognized as the leading multi-credit card based loyalty and rewards platform in North America with 5 million active members and 20,000 merchants in at least three categories by 2005

What We Do

Restaurants

Hotels

Retailers

Registered Card Platform

TAILORED TO PARTNERS

Airlines

Corporations

Direct & Affiliates

Aggregate merchant supply w/embedded margins

Create offers tailored to specific member channels

Distribute through member channels

Program Offerings

Restaurants

Dining Credits Purchase Plan

Revenue Management Plan

Hotels

Merchant Model

Travel Agent Model

Retail

Marketing Fee

Core Assets

Core Assets

Proprietary Transaction Platform

Unique registered card platform that accommodates any

American Express®, Visa®, MasterCard®, Diners Club® or Discover® card

Capability to administer loyalty and rewards programs

Powerful web technology to create and support partner sites

Turnkey “off-line” transaction settlement capability

Core Assets

Proprietary Transaction Platform

Attractive Member Demographics

Executive/Professional/Managerial occupations

More likely to carry a premium credit card

Household income: $85,000+; home value: $250,000+

Average age 44; 78% married

Core Assets

Proprietary Transaction Platform

Attractive Member Demographics

Marketing Organization

Proven ability to drive incremental customer traffic both in-and out-of-market

Improved use of database capabilities to empirically support new and repeat business from Rewards Network

Ability to measure promotional exposure/assign marketing value

Member marketing via interactive website, emails, newsletters, call center

Core Assets

Proprietary Transaction Platform

Attractive Member Demographics

Marketing Organization

Successful Partnerships

All major airlines

Loyalty program partners

Core Assets

Proprietary Transaction Platform

Attractive Member Demographics

Marketing Organization

Successful Partnerships

Corporate Program

Corporate travel and entertainment expense reduction program

Over 100 corporate participants, including major pharmaceutical and technology companies

Core Assets

Proprietary Transaction Platform

Attractive Member Demographics

Marketing Organization

Successful Partnerships

Corporate Program

Dedicated National Sales Force

Over 150 based in local markets

Understand the needs/motivations of merchant

Experienced risk managers

Track Record of Growth

Active Member/Restaurant Merchant Growth

Millions of Active Members

5 4.5 4 3.5 3 2.5 2 1.5 1 0.5 0

12,000 10,000 8,000 6,000 4,000

1999 2000 2001 2002 2003 2004Q2

Restaurant Merchants

Active Members

Merchants (actual)

Financial Information

Total Sales

Millions

350 300 250 200 150 100 50 0

1999 2000 2001 2002 2003

Total Operating Revenues

Millions

$120 $110 $100 $90 $80 $70 $60 $50 $40 $30 $20

1999 2000 2001 2002 2003

Selected Financial Data

Three Months Ended Six Months Ended Year Ended

June 30, June 30, December 31,

Statements of Operations Data: 2004 2003 2004 2003 2003 2002

Total sales $ 90,580 $ 87,669 $ 179,229 $ 170,264 $ 349,026 $ 289,095

Net revenue 25,306 22,961 50,400 44,452 93,122 75,101

Membership fees and other revenue 924 1,168 1,872 2,555 4,684 5,140

Total operating revenues 26,230 24,129 52,272 47,007 97,806 80,241

Operating income 8,112 6,977 14,514 12,846 28,551 19,900

Other expense, net 689 458 1,482 864 2,371 1,993

Income before income taxes (benefit) 7,423 6,519 13,032 11,982 26,180 17,907

Income tax expense (benefit) 3,010 2,553 5,282 4,627 10,470 (1,328)

Net Income $ 4,413 $ 3,966 $ 7,750 $ 7,355 $ 15,710 $ 19,235

Earnings per share 0.17 0.16 0.30 0.30 0.62 0.82

Pro forma EPS—fully taxed 0.62 0.47

EBITDA $ 8,334 $ 7,964 $ 16,936 $ 14,995 $ 32,885 $ 24,117

Net free cash flow (deficit) $ (10,408) $ (3,411) $ (6,715) $ 167 $ 6,231 $ (10,939)

Selected Balance Sheet Data

June 30, December 31,

Item 2004 2003

Cash and investments $ 23,892 $ 28,395

Rights to receive, net $ 136,269 $ 119,233

Total assets $ 199,686 $ 185,700

Outstanding Debt $ 70,000 $ 70,000

Stockholders’ equity $ 84,114 $ 73,647

Rewards Network’s Accomplishments and Goals

2003 Key Accomplishments

Achieved strong growth in operating revenues and net income

Surpassed 10,000 restaurant merchants and 3 million active members

Launched hotel product offering

Expanded relationships with major partners

Increased sophistication of marketing and database mining

Piloted new marketing efforts to activate and engage members

Made key additions to management team

Goals and Objectives—2004 and Beyond

2004

Expand restaurant merchants

“Year of the merchant” – Merchant Value Proposition,

new products tailored to meet merchant expectations

Maximize hotel/travel offering and add transaction volume

Introduce product offerings in Canada

Introduce retail rewards

Beyond

Become the multi-channel rewards network

Effectively cross-sell among all Rewards Network channels

Rewards Network Investment Opportunity

Merits

Consistent growth and profitability over the last three years

Business model is highly scaleable

Difficult entry for prospective competitors

Expanding rewards product offerings

Leading national position in the dining rewards category